SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11th, 2019

South Beach Spirits, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36549	46-2084743
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

550 Hwy 7 E. Ontario, Canada Unit 316, L4B324

(Address of principal executive offices) (Zip Code)

416.428.0963

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 8.01 Other Events

CHAIN OF CONTROL:

On December 24th, 2018 both Vince Prince and Mina Mar Group executed a Share Purchase Agreement. After consideration was paid to Vince Prince via wire transfer for his Control Shares of South Beach Spirits Inc. by Mina Mar Group. Mina Mar Group then became the Majority Shareholder, owning the Control Shares of the Company.

Per the Share Purchase Agreement executed by both Vince Prince and Mina Mar Group on December 24th, 2018, Daniel Sobolewski was appointed Interim CEO for South Beach Spirits Inc.

Majority Shareholder Vote was held and appointing Daniel Sobolewski as Interim CEO of South Beach Spirits Inc., on December 24th, 2018.

Majority Shareholder Vote was held removing Martin Ustin as Director of South Beach Spirits Inc. Board Resolution executed by Vince Prince and Daniel Sobolewski on March 20th, 2019 for this Action.

Majority Shareholder Vote was held removing Vince Prince as Officer and/or Director of South Beach Spirits Inc. Board Resolution executed by Daniel Sobolewski on March 20th, 2019 for this Action.

On March 14th, 2019 both Meihua Xu, and Mina Mar Group executed a Share Purchase Agreement. After consideration was paid to Mina Mar Group via wire transfer for the Control Shares of South Beach Spirits Inc. by Meihua Xu. Meihua Xu then became the Majority Shareholder, owning the Control Shares of the Company.

Daniel Sobolewski as the Interim CEO of South Beach Spirits Inc., resigned as Interim CEO via Resignation Letter on March 15th, 2019.

Majority Share Holder Vote was held March 15th, 2019 appointing New Management for South Beach Spirits Inc. Board Resolution executed by Meihua Xu.

Articles of Corporation reflecting the New Management were then filed with the STATE of NEVADA, by New Management as of March 20th, 2019.

Since Change of Control, Martin Ustin, as a disgruntled employee, having learned of his dismissal as an Officer of the Company has filed a frivolous and malicious Complaint with the OTC Markets, State of Nevada, and Securities Transfer Corporation (the Company’s Transfer Agent).

Both Interim Management and the Current Management have conducted an exhaustive investigation of the Company records. In conclusion of the investigation performed by Management, at NO TIME has Martin Ustin owned any of the Preferred Shares or Control Shares of South Beach Spirits Inc., nor has he owned any Shares of the Company with any Super Voting Rights.

The Company records reflect, and the New Management do acknowledge that Mr. Martin Ustin was appointed only as an Officer of the Company on December 7th, 2015.

His Services were terminated by unanimous Vote March 20th, 2019.

The Company and the New Management are attempting to resolve this matter amicably with the Service Providers mentioned above.

The Company intends to commence Legal Proceedings against Mr. Martin Ustin if further action is required by the Company.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

South Beach Spirits, Inc.

Date: April 12, 2019	By:	/s/ Meihu Xu
Meihua Xu, Executive Officer/Control Shareholder

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